Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Dec. 1, 2007-Dec. 31, 2007

MONTHLY OPERATING REPORT

DEBTOR’S ADDRESSES:	Homebanc Mortgage Corporation (Case No. 07-11079)
2002 Summit Blvd, Suite 100
Atlanta, GA 30319

HomeBanc Corp. (Case No. 07-11080)
2002 Summit Blvd, Suite 100
Atlanta, GA 30319

HomeBanc Funding Corporation (Case No. 07-11081)
2002 Summit Blvd, Suite 100
Atlanta, GA 30319

HomeBanc Funding Corporation II (Case No. 07-11082)
2002 Summit Blvd, Suite 100
Atlanta, GA 30319

HMB Acceptance Corporation (Case No. 07-11083)
2002 Summit Blvd, Suite 100
Atlanta, GA 30319

HMB Acceptance Corporation (Case No. 07-11084)
2002 Summit Blvd, Suite 100
Atlanta, GA 30319

REPORT PREPARER:	HomeBanc Mortgage Corporation and Debtor
Subsidiaries

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors: Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date: January 17, 2008

1 of 15

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Dec. 1, 2007-Dec. 31, 2007

TABLE OF CONTENTS

I.	Consolidating Balance Sheets (unaudited)

II.	Consolidating Statements of Operations (unaudited)

III.	Consolidating Statements of Cash Flows (unaudited)

IV.	Disbursements for Calculating U.S. Trustee Quarterly Fees

V.	Certifications

VI.	Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings

VII.	Debtor Questionnaire

VIII.	Bank Account Summary

2 of 15

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	December 1, 2007-December 31, 2007

Company Guide for Financial Statement Abbreviations

The consolidated financial statements for HomeBanc Corporation and its subsidiary are prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) and as such contain both debtor and non-debtor entities. Listed below is a guide to the company abbreviations contained in the financial statements.

Abbreviation	Company Name	Debtor or Non Debtor
HBMC	HomeBanc Mortgage Corporation	Debtor
HBFCI	HomeBanc Funding Corporation	Debtor
HBFCII	HomeBanc Funding Corporation II	Debtor
HMB	HomeBanc Corporation	Debtor
HBMT 2004-1	HomeBanc Mortgage Trust 2004-1	Non-Debtor
HBMT 2004-2	HomeBanc Mortgage Trust 2004-2	Non-Debtor
HBMT 2005-1	HomeBanc Mortgage Trust 2005-1	Non-Debtor
HBMT 2005-2	HomeBanc Mortgage Trust 2005-2	Non-Debtor
HBMT 2005-3	HomeBanc Mortgage Trust 2005-3	Non-Debtor
HBMT 2005-4	HomeBanc Mortgage Trust 2005-4	Non-Debtor
HBMT 2005-5	HomeBanc Mortgage Trust 2005-5	Non-Debtor
HBMT 2006-2	HomeBanc Mortgage Trust 2006-2	Non-Debtor
HBAC	HomeBanc Acceptance Corporation	Debtor
HBTP	HomeBanc Title Partners	Non-Debtor
MI Captive	MI Captive	Non-Debtor
HMB Mortgage Partners	HMB Mortgage Partners	Debtor

3 of 15

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	December 1, 2007-December 31, 2007

CONSOLIDATING BALANCE SHEETS (unaudited)

AS OF DECEMBER 31, 2007

(Dollars in Thousands)

	HBMC	HBFCI	HBFC II	HMB	HBMT 2004-1	HBMT 2004-2	HBMT 2005-1	HBMT 2005-2	HBMT 2005-3	HBMT 2005-4	HBMT 2005-5	HBMT 2006-2	HBAC	Elimination	HMB Consolidated
Assets
Cash	4,754	4,073	781	(2,029)	—	—	—	—	—	—	—	—	(192)		7,387
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Mortgage loans held for sale, net	5,411	—	—	—	—	—	—	—	—	—	—	—	—	—	5,411
Mortgage loans held for investment	—	—	—	—	—	—	—	—	—	—	—	—	—	(80)	(80)
Mortgage servicing rights	—	—	—	—		—	—	—	—	—	—	—	—		—
Receivable from custodian	—	—	—	—	—	—	—	—	—	—	—	—			—
Trading securities	500														500
Securities available for sale	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Securities held to maturity	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Accrued interest receivable	—	—	—	—	—	—	—	—	—	—	—	—			—
Premises and equipment, net	(70)	—	—	—	—	—	—	—	—	—	—	—	—	(70)	(140)
Goodwill, net	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Deferred tax asset, net	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable from affiliates	—	4,758	—	144,645	1,163	—	—	—	—	—	—	—	—	(150,566)	—
Investment in subsidiaries	—	—	—	392,980	—	—	—	—	—	—	—	—	—	(392,980)	—
Other assets	13,430	—	—	5,260	—	—	—	—	—	—	—	—	—	(808)	17,882

Total assets	24,025	8,831	781	540,856	1,163	—	—	—	—	—	—	—	(192)	(544,504)	30,960

Liabilities and shareholders’ equity
Warehouse lines of credit	—				—	—	—	—	—	—	—	—	—		—
Repurchase agreements	—			—											—
Loan funding payable	1,478	—	—	—	—	—	—	—	—	—	—	—	—		1,478
Accrued interest payable	—	—	—	—	—	—	—	—	—	—	—	—			—
Accrued expenses	5,600	—	—	—	—	—	—	—	—	—	—	—	—		5,600
Other accounts payable	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Accounts payable to affiliates	34,284	—	969		—	6,850	5,072	2,296	13,591	42,861	35,052	10,283	(192)	(150,556)	510
Collateralized debt obligations	—	—	—		—	—	—	—	—	—	—	—	—		—
Junior subordinated debentures representing obligations for trust preferred securities	—			175,260											175,260

Total liabilities	41,362	—	969	175,260	—	6,850	5,072	2,296	13,591	42,861	35,052	10,283	(192)	(150,556)	182,848

Minority interest	64	—	—	—	—	—	—	—	—	—	—	—	—		64

Shareholders’ equity:
Preferred stock	—	—	—	47,992	—	—	—	—	—	—	—	—	—		47,992
Common stock	—	—	—	571	—	—	—	—	—	—	—	—	—		571
Additional paid-in capital	393,898	25	25	278,865	—	—	—	—	—	—	—	—	—	(393,948)	278,865
Accumulated deficit	(411,299)	8,806	(213)	56,072	1,163	(6,850)	(5,072)	(2,296)	(13,591)	(42,861)	(35,052)	(10,283)	—		(461,476)
Treasury stock	—	—	—	(17,904)	—	—	—	—	—	—	—	—	—		(17,904)
Accumulated other comprehensive (loss) income	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total shareholders’ equity	(17,401)	8,831	(188)	365,596	1,163	(6,850)	(5,072)	(2,296)	(13,591)	(42,861)	(35,052)	(10,283)	—	(393,948)	(151,952)

Total liabilities and shareholders’ equity	24,025	8,831	781	540,856	1,163	—	—	—	—	—	—	—	(192)	(544,504)	30,960

Note: Company abbreviations included on cover page to the financial statements

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UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	December 1, 2007-December 31, 2007

CONSOLIDATING STATEMENTS OF OPERATIONS (unaudited)

FOR THE MONTH ENDED DECEMBER 31, 2007

(Dollars in Thousands)

	HBMC	HBFC1	HBFC II	HMB	HBMT 2004-1	HBMT 2004-2	HBMT 2005-1	HBMT 2005-2	HBMT 2005-3	HBMT 2005-4	HBMT 2005-5	HBMT 2006-2	HBAC	Elimination	HMB Consolidated
Revenues:
Net interest income:
Interest income:
Mortgage loans, including fees	24,059	—	—	(10,746)	9,498	13,796	21,113	3,567	24,991	32,509	32,167	18,025	—	(140)	168,839
Securities available for sale	—	—	—	16,833	—	—	—	—	—	—	—	—	—		16,833
Securities held to maturity	—	—	—	4,632	—	—	—	—	—	—	—	—	—		4,632
Trading securities	1,172	—	—	26	—	—	—	—	—	—	—	—	—		1,198

Total interest income	25,231	—	—	10,745	9,498	13,796	21,113	3,567	24,991	32,509	32,167	18,025	—	(140)	191,502
Total interest expense	(17,784)	—	—	(10,917)	(10,572)	(19,075)	(29,564)	(2,870)	(32,458)	(42,096)	(40,195)	(21,183)	—		(226,714)

Net interest income	7,447	—	—	(172)	(1,074)	(5,279)	(8,451)	697	(7,467)	(9,587)	(8,028)	(3,158)	—	(140)	(35,212)
Provision for loan losses	—	—	—	3,830	—	—	—	—	—	—	—	—	—		3,830

Net interest income after provision for loan losses	7,447	—	—	3,658	(1,074)	(5,279)	(8,451)	697	(7,467)	(9,587)	(8,028)	(3,158)	—	(140)	(31,382)
Net gain on sale of mortgage loans	17,261	—	—	—	—	—	—	—	—	—	—	—	—		17,261
Net gain on sale of securities available for sale	—	—	—	24,003	—	—	—	—	—	—	—	—	—		24,003
Mortgage servicing income, net	11,725	—	—	(2,547)	—	—	—	—	—	—	—	—	—		9,178
Other revenue	8,595	—	—	457	—	—	—	—	—	—	—	—	—		(8,138)

Total revenues	27,838	—	—	25,571	(1,074)	(5,279)	(8,451)	697	(7,467)	(9.587)	(8,028)	(3,158)	—	(140)	10,922

Expenses:
Salaries and associate benefits, net	43,823	—	—	6,470	—	—	—	—	—	—	—	—	—		50,293
Goodwill impairment	39,995	—	—	—	—	—	—	—	—	—	—	—	—		39,995
Marketing and promotions	10,223	—	—	36	—	—	—	—	—	—	—	—	—		10,259
Occupancy and equipment	507	—	—	244	—	—	—	—	—	—	—	—	—		751
Depreciation and amortization	6,794	—	—	36	—	—	—	—	—	—	—	—	—		6,830
Minority interest	111	—	—	—	—	—	—	—	—	—	—	—	—		111
Other operating expense	106,017	—	—	24,570	11,016	11,013	5,974	9,559	18,315	44,617	36,688	9,087	—		276,856

Total expenses	207,610	—	—	31,373	11,016	11,013	5,973	9,558	18,315	44,617	36,687	9,087	—	(140)	385,109

Loss before income taxes	(179,772)			(5,802)	(12,090)	(16,292)	(14,424)	(8,861)	(25,782)	(54,204)	(44,715)	(12,245)	—	—	(374,187)

Income tax expense	22,217	—		—	—		—	—	—	—	—	—	—		22,217

Net loss	(201,989)	—	—	(5,802)	(12,090)	(16,292)	(14,424)	(8,861)	(25,782)	(54,204)	(44,715)	(12,245)	—	—	(396,404

Note: Company abbreviations included on cover page to the financial statements

5 of 15

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	December 1, 2007-December 31, 2007

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 2007

(Dollars in Thousands)

December 31, 2007
Operating activities
Net Loss	$(396, 404)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Goodwill impairment	39,995
Depreciation and amortization	6,830
Net amortization of premium/accretion of discount on investment securities	(1,064)
Provision for loan losses	(3,830)
Provision for losses associated with certain loan sales and mortgage loans held for sale	(5,104)
Gain on sale of securities available for sale	(24,003)
Capitalization of mortgage servicing rights	(23,172)
Change in fair value of mortgage servicing rights	67,080
Loss on disposal of premises and equipment	42,153
Stock-based compensation, net	2,678
Compensation expense for Sales Equity Plan, net	158
Cumulative effect of change in accounting principle	—
Minority interest	22
Deferred taxes	22,218
Decrease (increase) in restricted cash	128,033
(Increase) decrease in mortgage loans held for sale, net	373,888
Increase in trading securities	4,324
Decrease in receivable from custodian	77,612
Decrease (increase) in accrued interest receivable	22,387
Decrease (increase) in other assets	99,614
(Decrease) increase in accrued interest payable	(9,144)
Decrease in other liabilities	(70,988)

Net cash (used in) provided by operating activities	$353,283

Investing activities
Net principal collections of mortgage loans held for investment	4,370,608
Purchases of premises and equipment, net	(3,437)
Purchases of investment securities available for sale	—
Proceeds from the sale of securities available for sale	1,509,386
Proceeds from maturities and prepayments of investment securities available for sale	49,274
Purchase of investment securities held to maturity	—
Proceeds from maturities and prepayments of investment securities held to maturity	10,553

Net cash provided by (used in) investing activities	$5,936,384

Financing activities
Increase (decrease) in warehouse credit facilities, net	(404,765)
(Decrease) increase in repurchase agreements, net	(1,527,470)
Net change in loan funding payable	(62,377)
Proceeds from debt issuance	—
Repayment of debt	(4,277,026)
Proceeds from issuance of preferred stock, net	—
Purchase of shares under share repurchase program	(16,499)
Purchase of shares under Sales Equity Plan	—
Cash dividends paid	(15,130)

Net cash (used in) provided by financing activities	$(6,303,267)

Net increase (decrease) in cash	(13,600)
Cash and cash equivalents at beginning of period	20,987

Cash and cash equivalents at end of period	$7,387

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UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	December 1, 2007-December 31, 2007

HBMC BALANCE SHEETS (unaudited)

AS OF DECEMBER 31, 2007

(Dollars in Thousands)

	HBMC	HB Title Partners	MI Captive	HB Mortgage Partners	Elimination	HBMC Consolidated
Assets
Cash	4,467	176	—	111		4,754
Restricted cash	—	—	—	—		—
Mortgage loans held for sale, net	5,411	—	—	—		5,411
Mortgage loans held for investment, net	—	—	—	—		—
Mortgage servicing rights, net	—	—	—	—		—
Trading securities	500	—	—	—		500
Accrued interest receivable	—	—	—	—		—
Premises and equipment, net	—	—	—	—	(70)	(70)
Goodwill, net	—	—	—	—		—
Deferred tax asset, net	—	—	—	—	—	—
Other assets	7,239	—	6,121	—	70	13,430
A/R from affiliates		4,246	571	77	(4,894)	—
Investment in subsidiaries	752	—	—	—	(752)	—

Total assets	18,369	4,422	6,692	188	(5,646)	24,025

Liabilities and shareholders equity
Warehouse lines of credit	—	—	—	—		—
Repurchase agreements	—					—
Loan funding payable	1,478	—	—	—		1,478
Accrued interest payable	—	—	—	—		—
Accounts payable to affiliates	39,178				(4,894)	34,284
Other liabilities	5,600	—	—	—		5,600
Deferred tax liability		—	—	—	—	—

Total liabilities	46,256	—	—	—	4,894	41,362

Minority interest	—	36	—	28		64

Shareholders’ equity:
Additional paid-in capital	393,898	159	658	56	(873)	393,898
Accumulated deficit	(421,785)	4,227	6,034	104	121	(411,299)
Accumulated other comprehensive income	—	—	—	—		—

Total shareholder’s equity	(27,887)	4,386	6,692	160	(752)	(17,401)

Total Liabilities and shareholder’s equity	18,369	4,422	6,692	188	(5,646)	24,025

Note: Company abbreviations included on cover page to the financial statements

7 of 15

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	December 1, 2007-December 31, 2007

HBMC STATEMENTS OF OPERATIONS (unaudited)

FOR THE MONTH ENDED DECEMBER 31, 2007

(Dollars in Thousands)

	HBMC	HB Title Partners	Ml Captive	HB Mortgage Partners	Elimination	HBMC Consolidated
Revenues:
Net gain on sale of mortgages	16,765	—	—	496		17,261
Mortgage servicing income, net	11,725	—	—	—		11,725
Trading securities	1,172	—	—	—		1,172
Other revenue	(11,729)	1,126	2,008	—		(8,595)
Net interest income:
Interest income	24,059	—	—	—		24,059
Interest Expense	(17,784)	—	—	—		(17,784)
Net interest income	6,275	—	—	—	—	6,275

Total revenues	24,208	1,126	2,008	496	—	27,838

Expenses:
Salaries and associate benefits, net	43,043	596	—	184		43,823
Goodwill impairment	39,995	—	—	—		39,995
Marketing and promotions	10,222	1	—	—		10,223
Occupancy and equipment expense	391	109	—	7		507
Depreciation and amortization	6,774	20	—	—		6,794
Interest expense, other	—	140	—	—		140
Minority interest	—	48	—	63		111
Loss on disposal of assets	42,065	(70)	—	—		4 1 ,995
Other operating expense	63,699	119	27	177		64,022

Total expenses	206,189	963	27	431	—	207,610

Loss before income taxes	(181,981)	163	1,981	65	—	(179,772)

Income tax expense	22,217	—	—	—	—	22,217

Loss before cumulative effect of change in accounting principle	(204,198)	163	1,981	65	—	(201,989)

Cumulative effect of change in accounting principle	—	—	—	—	—	—

Net loss	(204,198)	163	1,981	65	—	(201,989)

Note: Company abbreviations included on cover page to the financial statements

8 of 15

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Dec. 1, 2007-Dec. 31, 2007

HBMC STATEMENT OF CASH FLOWS

FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 2007

(Dollars in Thousands)

December 31, 2007
Operating activities
Net loss	$(201,989)
Adjustments to reconcile net loss to net cash used in operating activities:

Goodwill impairment	39.995
Depreciation and amortization	6,794
Provision for losses associated with certain loan sales and mortgage loans held for sale	(5,104)
Capitalization of mortgage servicing rights	(23,172)
Change in fair value of mortgage servicing rights	67,080
Loss on disposal of premises and equipment and lease terminations	42,136
Stock-based compensation, net	3,240
Minority interest	22
Decrease in cash overdraft	—
Deferred taxes	22,218
Decrease (increase) in restricted cash	78,518
(Increase) decrease in mortgage loans held for sale, net	373,888
Purchase of mortgage loans held for sale from parent	—
Decrease (increase) in trading securities	4,324
Decrease (increase) in accrued interest receivable	660
Net change in funds due from/to affiliates	(55,733)
Decrease (increase) in other assets	37,736
(Decrease) increase in accrued interest payable	(2,127)
Decrease in other liabilities	(30,651)

Net cash used in operating activities	357.835

Investing activities
Purchase of premises and equipment, net	(3,484)
Proceeds from sale of trading securities	—

Net cash used in investing activities	(3,484)

Financing activities
Capital contribution	97,290
Increase in warehouse line of credit, net	(404,765)
Increase in repurchase agreements	—
Net change in intercompany debt	—
Net change in loan funding payable	(62,377)

Net cash provided by financing activities	(369,852)

Net decrease in cash	(15,501)
Cash and cash equivalents at beginning of period	20,255

Cash and cash equivalents at end of period	4,754

Note: Company abbreviations included on cover page to the financial statements

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UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	December 1, 2007-December 31, 2007

IV. Disbursements for Calculating U.S. Trustee Fees (Dollars in Thousands)

	HomeBanc Mortgage Corporation	HomeBanc Corp	HomeBanc Funding Corporation	HomeBanc Funding Corporation II	HMB Acceptance Corporation	HMB Mortgage Partners, LLC
Total disbursements during the current month	$1,895	$8	$—	$—	$—	$
LESS: Transfers to Debtor-in-Possession Accounts	—	—	—	—	—		—
PLUS: Estate Disbursements made by Outside Sources (i.e. from Escrow Accounts)	—	—	—	—	—

Total—Disbursements for Calculating U.S. Trustee Quarterly Fees	$1,895	$8	$—	$—	$—		$—

Note: Cash disbursements are made from HomeBanc Mortgage Corporation only

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UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	December 1, 2007-December 31, 2007

VI. Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings (Dollars in Thousand)

Accounts Receivable Agings as of Current Month-end

Amount
Current (due during next 30 days)	—
Past Due 1-30 Days	—
Past Due 31-60 Days	—
Past Due 61-90 Days	—
Past Due Over 90 Days	—
Open Receivables (non-aged)	—

Total Accounts Receivable	$—

Post-petition Accounts Payable as of Current Month-end

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable—Trade	$—	$	$—	$	$—	$

Note: all post-petition trade payable invoices received were paid as of month end

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UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Dec. 1, 2007-Dec. 31, 2007

V. Certifications

A. Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtor’s December 31, 2007 bank balances have been reconciled in an accurate and timely manner.

B. Post-petition Taxes Certification

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date:	January 17, 2008

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UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Dec 1, 2007-Dec 31, 2007

VII. Debtor Questionnaire

	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		xxx

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and explanation below.		xxx

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	xxx

4. Are workers compensation, generally liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	xxx

Notes:

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UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Dec. 1, 2007-Dec. 31, 2007

Bank Account Summary

See attached sheets that follow

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UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	December 1, 2007-December 31, 2007

Bank Account Name	Account Owner	Account Number	Ledger Balance
			(amounts in 000’s}
Wachovia Master Cash	HBMC	2080000697499	1,316
Wachovia Master Cash	HMB	2000016950090	(2,820)
Wachovia Master Cash	HBFCI	2000015260875 / 2000015260642	4,073
Wachovia Master Cash	HBFCII	2000015260655	781
Wachovia Master Cash	HBAC	2000015260846	(192)
JPMC Operating	HBMC	113207618	96
JPMC Aggregation Collection	HBMC	730142627	3,047
JPMC Liquid Funding Collection	HBMC	709382329	10
JPMC Collection Account	HMB	113398359	82
JPMC Master Account	HMB	66656222	709
Wachovia Operating	HBMP	2000032602937	111
HomeBanc Title Partners Operating	HB Mtg Partners	Non-Debtor	176

			7,389

Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ December 31, 2007 bank balances have been reconciled in an accurate and timely manner.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors in possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date:	January 17, 2008

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